                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1994-B
                                               April, 2001
                                               Payment:  May 15, 2001

                                               7.85% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                                             Cusip # 393534AB8
                                                    Trust Account # 33-31958-0
                                               Distribution Date: May 15, 2001

                                                                                                  Per $1,000
Securitized Net Interest Margin Certificates                                                       Original
--------------------------------------------                                                       --------
1.  Amount Available                                                           329,368.38
                                                                           --------------
    Pro rata Share of Excess from NIM 94-A                                      45,336.96
                                                                           --------------
Interest

2.  Aggregate Interest                                                           5,163.65         0.05588366
                                                                           --------------         ----------
3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                             5,163.65
                                                                           --------------
Principal

6.  Current month's principal distribution                                     369,541.69         3.99936894
                                                                           --------------         ----------
7.  Remaining outstanding principal balance                                    419,805.37          4.5433482
                                                                           --------------         ----------
    Pool Factor                                                                0.00454335
                                                                           --------------
8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            196,731,161.87 **
                                                                           --------------

9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              656,983.56
                                                                           --------------
10. Weighted average CPR                                                           10.85%
                                                                           --------------
11. Weighted average CDR                                                            2.34%
                                                                           --------------
12. Annualized net loss percentage                                                  1.52%
                                                                           --------------

13. Delinquency              30-59 day                                              1.30%
                                                                           --------------
                             60-89 day                                              0.44%
                                                                           --------------
                             90+ day                                                0.79%
                                                                           --------------
                             Total 30+                                              2.53%
                                                                           --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/01.

                                               Net Interest Margin Trust 1994-B
                                               April, 2001
                                               Payment:  May 15, 2001


                                                    Fee Assets
                               ------------------------------------------------
                                    Guarantee        Inside       Fee Asset
                                      Fees            Refi          Total
                               ----------------------------------------------
GTFC 1994-1                         127,657.63      11,134.06      138,791.69
GTFC 1994-2                               0.00           0.00            0.00
GTFC 1994-3                               0.00           0.00            0.00
GTFC 1994-4                               0.00           0.00            0.00

                               ----------------------------------------------
                                    127,657.63      11,134.06      138,791.69

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     138,791.69
                                                                   ----------
Subordinated Servicing Fees                                        163,215.15
                                                                   ----------
Payment on Finance 1 Note                                          302,006.84
                                                                   ----------
Allocable to Interest (current)                                          0.00
                                                                   ----------
Allocable to accrued but unpaid Interest                                 0.00
                                                                   ----------
Accrued and unpaid Trustee Fees                                          0.00
                                                                   ----------
Allocable to Principal                                                   0.00
                                                                   ----------
Finance 1 Note Principal Balance                                         0.00
                                                                   ----------

                                               Net Interest Margin Trust 1994-B
                                               April, 2001
                                               Payment:  May 15, 2001





                                                 Inside
                                  Residual        Refi        Total
                              -----------------------------------------

GTFC 1994-1                            0.00          0.00             0
GTFC 1994-2                            0.00     11,588.89     11,588.89
GTFC 1994-3                            0.00      7,074.29      7,074.29
GTFC 1994-4                        3,841.99      4,856.37      8,698.36

                              -----------------------------------------
                                   3,841.99     23,519.55     27,361.54

                              Total Residual and Inside
                                  Refinance Payments          27,361.54